Exhibit 10.6
EXECUTED VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of September 8, 2014 (this “Amendment”), among American Apparel, Inc., a Delaware corporation (the “Borrower”), the Facility Guarantors party hereto, and Standard General Master Fund L.P., as Lender under, and as defined in, the Credit Agreement (as hereinafter defined), comprising 100% of the existing Lenders (the “Consenting Lender”);
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 22, 2013 (the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Facility Guarantors party thereto and Lion/Hollywood L.L.C, as Initial Lender, as amended pursuant to Amendment No. 1 to Credit Agreement, dated November 29, 2013, as further amended by an Assignment and Acceptance with an effective date of July 16, 2014, pursuant to which Lion/Hollywood L.L.C. assigned all of its rights and obligations under the Credit Agreement to P Standard General Ltd., and as further amended by an Assignment and Acceptance with an effective date of July 22, 2014, pursuant to which P Standard General Ltd. assigned all of its rights and obligations under the Credit Agreement to Standard General Master Fund L.P.;
WHEREAS, as of the date hereof, the Borrower and the Consenting Lender desires to amend the Credit Agreement pursuant to amendments authorized by Section 8.02(ii) of the Credit Agreement to (i) reduce the rate of interest payable on the Loans; and (ii) make the other modifications set forth herein; and
WHEREAS, pursuant to Section 8.02 of the Credit Agreement, the consent of all Lenders adversely affected by the amendments contemplated hereby is required for the effectiveness of the amendments to the Credit Agreement set forth in this Amendment, and the Consenting Lender has agreed to consent to such amendments.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION ONE - Defined Terms; References.

(a)Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Section 1.02 of the Amended Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

(b)As used in this Amendment, the following terms have the meanings specified below:
“Amended Credit Agreement” shall mean the Credit Agreement, as amended by Amendment No. 1 and this Amendment.
“Amendment No. 2 Effective Date” shall have the meaning provided in Section 5 hereof.

“Notice of Acceleration” shall mean the Notice of Acceleration, dated as of July 7, 2014, relating to an event of default and acceleration of Loans under the Credit Agreement.
SECTION TWO - Amendment.

(c)Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date, the Credit Agreement shall be amended as follows:
The definition of “Change of Control” is hereby deleted in its entirety and replaced with the following text: “Change of Control” means the occurrence of one or more of the following events:
(1) any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”) (in each case, other than one or more Permitted Holders (as defined in the Senior Notes Indenture);
(2) the approval by the holders of Capital Stock of the Borrower of any plan or proposal for the liquidation, winding up or dissolution of the Borrower;
(3) any Person or Group (other than one or more Permitted Holders (which term, solely for the purposes of this clause (3), shall include Standard General and its Affiliates and any Group that Standard General or any of its Affiliates is a part of) and other than any entity formed for the purpose of owning Capital Stock of the Company) shall become the Beneficial Owner (as defined in the Senior Notes Indenture), directly or indirectly, in the aggregate of more than 50% of the total voting power of the Voting Stock of the Borrower; or
(4) individuals who on the Issue Date (as defined in the Senior Notes Indenture) constituted the Board of Directors of the Company (together with any new directors whose election or appointment by such Board of Directors (as defined in the Senior Notes Indenture) or whose nomination for election by the stockholders of the Borrower was approved pursuant to a vote of a majority of the directors then still in office who were either directors on the Issue Date or whose election, appointment or nomination for election was previously so approved) (together, the “Incumbent Directors”) cease for any reason to constitute a majority of such Board of Directors then in office.
Notwithstanding the foregoing: (A) any holding company whose only significant asset is Capital Stock of the Borrower or any of its direct or indirect parent companies shall not itself be considered a “Person” or “Group” for purposes of clause (3) above; (B) the transfer of assets between or among the Restricted Subsidiaries and the Company shall not itself constitute a Change of Control; (C) the term “Change of Control” shall not include a merger or consolidation of the Borrower with or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Borrower’s assets to, an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Borrower in another jurisdiction and/or for the sole purpose of forming or collapsing a holding company structure; and (D) a “Person” or “Group” shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement and (E) the term “Change of Control” shall not include any action taken by Standard General L.P. or any of its Affiliates (or any Group that Standard General L.P. or any of its Affiliates is a part of) to designate a majority of the Board of Directors without approval of the Incumbent Directors.

(i) The definition of “Eligible Assignee” is hereby amended by deleting the proviso contained therein.

(ii) The definition of “Interest Rate” is hereby deleted in its entirety and replaced with the following text: “Interest Rate” means a per annum rate equal to 17%.

(iii) The definition of “Maturity Date” is hereby amended by replacing the text “October 4, 2018” with “April 15, 2021”.

(iv) The following definition is hereby added to Section 1.01 in the appropriate alphabetical order: “Second Amendment Effective Date” means September 8, 2014.

(v) The definition of “Special Interest Trigger Event” is hereby deleted in its entirety.

(vi) The following sentence contained in Section 2.04 is hereby deleted in its entirety: “Any additional interest accrued on each Loan as a result of the occurrence of a Special Interest Trigger Event shall be payable by increasing the outstanding principal amount of the Loans by the amount of PIK Interest on such immediately succeeding Interest Payment Date applicable to such Loan for such period and in such amounts as required by the relevant Interest Election(s) made pursuant to Section 2.04(a).”

(vii) Section 2.08 is hereby amended by adding the following section 2.08(c) thereto: “(c)    At the end of each “accrual period” (as defined in Section 1272(a)(5) of the Internal Revenue Code after the fifth anniversary of the Second Amendment Effective Date, the Borrower will be required to make a cash payment on the Loans then outstanding of accrued but unpaid interest thereon or principal in an amount equal to the amount necessary so that the Loans will not constitute an “applicable high yield discount obligation” within the meaning of Section 163 of the Internal Revenue Code.”

(viii) Section 6.01(k) is hereby deleted in its entirety and replaced with the text “[Reserved]”.

        SECTION THREE - Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby), (ii) each Facility Guarantor hereby confirms and ratifies its continuing unconditional obligations as Facility Guarantor under the Guarantee with respect to all of the Obligations. On and as of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended pursuant to Amendment No. 1 and as amended hereby, (iii) each Loan Party hereby acknowledges that (x) P Standard General Ltd. is assignee of all of the rights and obligations under this Agreement of the Initial Lender pursuant to an

Assignment and Acceptance with an effective date of July 16, 2014 and (y) Standard General Master Fund L.P. is assignee of all of the rights and obligations under this Agreement of P Standard General Ltd. with an effective date of July 22, 2014 and (iv) each party hereto acknowledges that this Amendment constitutes a Loan Document.

        SECTION FOUR - Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants that, immediately after giving effect to this Amendment:

(a)    the representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date or such earlier date, as applicable; and

(b)    no Default or Event of Default shall exist or would result from the transactions contemplated by this Amendment; and

(c)    on the Amendment No. 2 Effective Date, after giving effect to all of the transactions contemplated hereby, the Loan Parties and their Subsidiaries on a consolidated basis are Solvent.

SECTION FIVE - Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Lender shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of each of (i) the Loan Parties and (ii) the Consenting Lender.

(b)    The Lender shall have received a Note, duly executed on behalf of the Borrower, dated as of the Amendment No. 2 Effective Date, payable to the order of the Lender in an aggregate principal amount equal to $9,500,000.

(c)    The Lender shall have received Charter Documents and such other documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby, all in form and substance satisfactory to the Lender and its counsel.

(d)All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be reasonably satisfactory to the Lender.

(e)There shall have been delivered to the Lender such additional instruments and documents as the Lender or its counsel reasonably may require or request.

SECTION SIX - Limited Waiver. The Lenders party hereto hereby waive any Default or
Event of Default to the extent relating to any act or occurrence as described in the Notice of Acceleration.

SECTION SEVEN - No Other Amendments or Waivers; Confirmation.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 2 Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified by Amendment No. 1 and as modified hereby. As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by Amendment No. 1 and as amended hereby, and this Amendment, Amendment No. 1 and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date. This Amendment is a Loan Document.

SECTION EIGHT - Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

SECTION NINE - Expenses. The Borrower agrees to reimburse each of the Lenders for their respective outstanding reasonable out of pocket expenses (whether or not yet invoiced to the Borrower) incurred in connection with the Credit Agreement, this Amendment and the other Loan Documents (including without limitation, the reasonable fees, disbursements and other charges of Debevoise & Plimpton LLP as counsel to the Lenders).

SECTION TEN - Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION ELEVEN - Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

SECTION TWELVE - Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION THIRTEEN - Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION FOURTEEN - Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

SECTION FIFTEEN - Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION SIXTEEN - Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

SECTION SEVENTEEN - Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
AMERICAN APPAREL, INC.
as Borrower
By:    /s/ John Luttrell
Name:    John Luttrell
Title:    Executive Vice President and Chief Financial Officer

Each of the other Guarantors listed on Annex A hereto:
By:    /s/ John Luttrell
Name:    John Luttrell
Title:    Executive Vice President and Chief Financial Officer

STANDARD GENERAL MASTER FUND L.P., as Lender
By:    /s/ Joseph Mause
Name:    Joseph Mause
Title:    Chief Financial Officer

ANNEX A

American Apparel (USA), LLC
American Apparel Retail, Inc.
American Apparel Dyeing & Finishing, Inc.
KCL Knitting, LLC
Fresh Air Freight, Inc.